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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  MAY 11, 2007

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                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


        0-27551                                          65-0358792
(Commission File Number)                       (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                    SUITE #9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 11, 2007, the Registrant entered into a Subscription and Rights Agreement with Fusion Telecommunications International, Inc. ("Fusion") pursuant to which it purchased, for aggregate consideration of $700,000, 7 units consisting of an aggregate of 700 shares of Fusion's Series A-2 Cumulative Convertible Preferred Stock ("Series A-2 Preferred Shares") and warrants to purchase 421,687 shares of Fusion's common stock.
 The 700 Series A-2 Preferred Shares are convertible into an aggregate of 843,374 shares of Fusion's common stock. The warrants have a term of 7.5 years and are exercisable at the per share price of $0.83. Fusion has agreed to register the shares of Fusion's common stock underlying the Series A-2 Preferred Shares and the warrants. Prior to their entry into the Subscription and Rights Agreement, the parties had no material relationship with each other.

         The Registrant issued a press release announcing its entry into the Subscription and Rights Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  99.1     Press  Release  issued by the  Registrant  on May 14,
                           2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIGITALFX INTERNATIONAL, INC.


Date:  May 17, 2007                    By: /s/ Lorne Walker
                                           -------------------------------------
                                           Lorne Walker
                                           Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
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     99.1             Press Release issued by the Registrant on May 14, 2007.


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